Exhibit 10.8

2007 Incentive Award Plan

2007 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Accuray Incorporated 2007 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Accuray Incorporated by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1                                 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2                                 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3                                 “Board” means the Board of Directors of the Company.

2.4                                 “Change in Control” means and includes each of the following:

(a)                                  A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company

2007 INCENTIVE AWARD PLAN STD 7.1.11	ACCURAY CONFIDENTIAL

possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)                                 During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)                                  The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)                                     Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)                                  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)                                 The Company’s stockholders approve a liquidation or dissolution of the Company.

2.5                                 “Code” means the Internal Revenue Code of 1986, as amended.

2.6                                 “Committee” means the committee of the Board described in Article 12 hereof.

2.7                                 “Company” means Accuray Incorporated, a California corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

2.8                                 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

2.9                                 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.10                           “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.

2.11                           “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.12                           “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13                           “Effective Date” shall have the meaning set forth in Section 13.1 hereof.

2.14                           “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.15                           “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.16                           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17                           “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.18                           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.19                           “Independent Director” means a member of the Board who is not an Employee of the Company.

2.20                           “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.21                           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.22                           “Option” means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.23                           “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.24                           “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 8.7 hereof, but which is subject to the terms and conditions set forth in Article 9 hereof.  All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.25                           “Performance Bonus Award” has the meaning set forth in Section 8.7 hereof.

2.26                           “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.27                           “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.28                           “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.29                           “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30                           “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.31                           “Plan” means this Accuray Incorporated 2007 Incentive Award Plan, as it may be amended from time to time.

2.32                           “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.33                           “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34                           “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.35                           “Restricted Stock Unit” means an Award granted pursuant to Section 8.6 hereof.

2.36                           “Securities Act” shall mean the Securities Act of 1933, as amended.

2.37                           “Stock” means the common stock of the Company, no par value per share. “Stock” shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.

2.38                           “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.39                           “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.

2.40                           “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1                                 Number of Shares.

(a)                                  Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 4,500,000.  In addition to the foregoing, subject to Article 11 hereof, commencing on July 1, 2008 and on the first day of each fiscal year of the Company thereafter during the term of the Plan, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be increased by that number of shares of Stock equal to the least of (i) three percent (3%) of the Company’s outstanding shares on such date, (ii) 1,500,000 shares, or (iii) a lesser amount determined by the Board.

(b)                                 To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan.  To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.  To the extent that a SAR is exercised for or settled in Stock, only the actual number of shares issued upon such exercise or settlement shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a).  To the extent that a SAR is exercised for or settled in cash, no shares underlying such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a).  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.  Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2                                 Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3                                 Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $1,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3.1 hereof); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1                                 Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2                                 Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3                                 Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the

Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1                                 General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)                                  Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b)                                 Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)                                  Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)                                 Evidence of Grant.  All Options shall be evidenced by an Award Agreement between the Company and the Participant.  The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2                                 Incentive Stock Options.  Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)                                  Expiration.  Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)                                     Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)                                  Three months after the Participant’s termination of employment as an Employee other than by reason of the Participant’s death or Disability; and

(iii)                               One year after the date of the Participant’s termination of employment or service on account of Disability or death.  Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)                                 Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)                                  Ten Percent Owners.  An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)                                 Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e)                                  Right to Exercise.  Except as set forth in Section 5.2(a)(iii) above, during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)                                    Failure to Meet Requirements.  Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1                                 Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2                                 Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3                                 Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.

6.4                                 Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1                                 Grant of Stock Appreciation Rights.

(a)                                  A Stock Appreciation Right may be granted to any Participant selected by the Committee.  A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)                                 A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2                                 Payment and Limitations on Exercise.

(a)                                  Subject to Section 7.2(b) below, payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b)                                 To the extent any payment under Section 7.1(b) hereof is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1                                 Performance Share Awards.  Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2                                 Performance Stock Units.  Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3                                 Dividend Equivalents.

(a)                                  Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)                                 Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4                                 Stock Payments.  Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant.  The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5                                 Deferred Stock.  Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee.  The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee.  Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6                                 Restricted Stock Units.  The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate.  At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee.  On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7                                 Performance Bonus Awards.  Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.

8.8                                 Term.  Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9                                 Exercise or Purchase Price.  The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10                           Exercise upon Termination of Employment or Service.  An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11                           Form of Payment.  Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12                           Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1                                 Purpose.  The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2                                 Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3                                 Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4                                 Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.  In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5                                 Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified

Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1                           Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2                           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3                           Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary.  Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.  The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish.  Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4                           Beneficiaries.  Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5                           Stock Certificates; Book Entry Procedures.

(a)                                  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)                                 Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6                           Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

10.7                           Recoupment.

(a)                                  Recoupment in the Event of a Restatement of Financial Results.  Notwithstanding anything to the contrary set forth in the Plan or any Award, effective July 1, 2010, in the event the Company is required to restate its financial results, the Board will review the conduct of executive officers in relation to the restatement.  If the Board determines that an executive officer has engaged in misconduct, or otherwise violated the Company’s Code of Conduct and Ethics for Employees, Agents and Contractors, and that such misconduct or violation contributed to such restatement, then the Board may, in its discretion, take appropriate action to remedy the misconduct or violation, including, without limitation, seeking reimbursement of any portion of any performance-based or incentive compensation paid or awarded to the employee that is greater than would have been paid or awarded if calculated based on the restated financial results, to the extent not prohibited by governing law. For this purpose, the term “executive officer” means executive offers as defined by the Securities Exchange Act of 1934, as amended. Any such action by the Board would be in addition to any other actions the Board of the Company may take under the Company’s policies, as modified from time to time, or any actions imposed by law enforcement, regulators or other authorities.

(b)                                 Recoupment in the Event of a Material Reduction in Publicly Disclosed Backlog.  Notwithstanding anything to the contrary set forth in the Plan or any Award, effective July 1, 2011, in the event the Company is required to make a Material Reduction of its publicly-disclosed backlog figures, the Board will review the conduct of executive officers in relation to the determination and publication of backlog figures and their subsequent Material Reduction.  If the Board determines that an executive officer has engaged in knowing or reckless misconduct, or otherwise violated the Company’s Code of Conduct and Ethics for Employees, Agents, and Contractors, and that such misconduct or violation led to the improper inclusion of a proposed system sale in publicly-disclosed backlog, then the Board shall, in its discretion, take appropriate action to remedy the misconduct or violation, including, without limitation, seeking reimbursement of any portion of any performance-based or incentive compensation paid or awarded to the executive officer that is greater than would have been paid or awarded if calculated based on the Materially Reduced backlog figures, to the extent not prohibited by governing law.  For this purpose, the term “executive officer” means executive offers as defined by the Securities Exchange Act of 1934, as amended.  “Material Reduction” shall mean a Reduction of at least 15% of the total backlog publicly reported by the Company in the preceding quarter.  By “Reduction,” this provision is intended to relate to system sales which are included in publicly-disclosed backlog but are then removed due to the cancellation of the transaction.  Removals from backlog due to the fact that a system sale shipped and was recognized as revenue or where a system is removed from backlog due to it being in backlog longer than the time provided for by the Company’s backlog criteria shall not count as a “Reduction.”  Any action taken by the Board pursuant to this provision would be in addition to any other actions the Board of the Company may take under the Company’s policies, as modified from time to time, or any actions imposed by law enforcement, regulators or other authorities.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

11.1                           Adjustments.

(a)                                  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)                                 In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)                                     To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)                                  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)                               To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)                              To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)                                 To provide that the Award cannot vest, be exercised or become payable after such event.

11.2                           Acceleration Upon a Change in Control.  Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse.  Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.  In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3                           No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

12.1                           Committee.  Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board.  The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a

Committee.  The Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of The NASDAQ Global Market (or other principal securities market on which shares of Stock are traded), provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in the charter of the Committee.  Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.  The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

12.2                           Action by the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3                           Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)                                  Designate Participants to receive Awards;

(b)                                 Determine the type or types of Awards to be granted to each Participant;

(c)                                  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)                                 Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)                                  Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)                                    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)                                 Decide all other matters that must be determined in connection with an Award;

(h)                                 Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)                                     Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)                                     Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4                           Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5                           Delegation of Authority.  To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

13.1                           Effective Date.  The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).  The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company in accordance with applicable law and the applicable provisions of the Company’s bylaws.

13.2                           Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date the Plan is approved by the Board.  Any

Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

14.1                           Amendment, Modification, and Termination.  Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant.  Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2                           Awards Previously Granted.  Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

15.1                           No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2                           No Stockholders Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3                           Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan.  The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld.  Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4                           No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5                           Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6                           Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7                           Relationship to Other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8                           Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9                           Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10                     Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11                     Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12                     Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13                     Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

15.14                     Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

*  *  *  *  *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Accuray Incorporated on January 15, 2007.

*  *  *  *  *

I hereby certify that the foregoing Plan was approved by the stockholders of Accuray Incorporated on January 31, 2007.

*  *  *  *  *

I hereby certify that Board of Directors of Accuray Incorporated amended the foregoing Plan to include Section 10.7 and such amendment was approved on August 24, 2010.

*  *  *  *  *

I hereby certify that Board of Directors of Accuray Incorporated amended the foregoing Plan to include Section 10.7(b) and such amendment was approved on June 23, 2011.

/s/ Darren J. Milliken
Corporate Secretary – Darren J. Milliken